ACCRUED EXPENSES AND OTHER CURRENT LIABILITIES (Details) - USD ($) $ in Thousands	Dec. 31, 2016	Dec. 31, 2015
Payables and Accruals [Abstract]
Accrued payroll and related costs	$ 14,328	$ 12,363
Accrued vacation	3,415	4,522
Accrual for minimum wage increase	3,581	3,284
Cash overdraft	1,109	1,300
Labor union contribution	1,564	920
Other	2,505	2,676
Total accrued expenses and other current liabilities	$ 26,502	$ 25,065